The confidential portions of this exhibit have been filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request in accordance with Rule 24b-2 of the Securities and Exchange Act of 1934, as amended.
REDACTED PORTIONS OF THIS EXHIBIT ARE MARKED BY AN ***.

GOOGLE SERVICES AGREEMENT

COMPANY INFORMATION

COMPANY: VERTRO, INC.
	Business Contact:	Legal Contact:	Technical Contact:
Name:	Richard Howe	John Pisaris	Rick Anderson
Title:	CEO	General Counsel	VP of Technology
Address, City, State, Postal Code:	143 Varick St. New York NY 10013	143 Varick St. New York NY 10013	15550 Lightwave Dr. Suite 300 Clearwater FL 33760
Phone:	212.231.2000	212.231.2000	727.324.0150
Fax:
Email:	Richard.Howe@inuvo.com	John.Pisaris@inuvo.com	Rick.Anderson@inuvo.com

TERM

TERM: ***

SEARCH SERVICES

WEBSEARCH SERVICE (“WS”)	Search Fees
***	***

ADVERTISING SERVICES

ADSENSE FOR SEARCH (“AFS”)	AFS Revenue Share Percentage	AFS Deduction Percentage

Google Confidential
GoogleInc.;GoogleServicesAgreement;v2.4;August2012

The confidential portions of this exhibit have been filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request in accordance with Rule 24b-2 of the Securities and Exchange Act of 1934, as amended.
REDACTED PORTIONS OF THIS EXHIBIT ARE MARKED BY AN ***.

***	See Exhibit A	***

CURRENCY

AUD		JPY
CAD		KRW
EUR	X	USD
GBP		OTHER

Google Confidential
GoogleInc.;GoogleServicesAgreement;v2.4;August2012

The confidential portions of this exhibit have been filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request in accordance with Rule 24b-2 of the Securities and Exchange Act of 1934, as amended.
REDACTED PORTIONS OF THIS EXHIBIT ARE MARKED BY AN ***.

This Google Services Agreement (“Agreement”) is entered into by Google Inc. (“Google”) and Vertro, Inc. (“Company”) and is effective as of the Effective Date.

1.Definitions. In this Agreement:

1.1.    “Ad” means an individual advertisement provided through the applicable Advertising Service.

1.2.    “Ad Deduction” means, for each of the Advertising Services, for any period during the Term, the Deduction Percentage (listed on the front pages of this Agreement) of Ad Revenues.

1.3.    “Ad Revenues” means, for any period during the Term, revenues that are recognized by Google in connection with Company’s use of the applicable Advertising Service and attributed to Ads in that period.

1.4.    “Ad Set” means a set of one or more Ads.

1.5.    “Advertising Services” means the advertising services selected on the front pages of this Agreement.

1.6.    “Affiliate” of a party means any corporate entity that directly or indirectly controls, is controlled by or is under common control with that party.

1.7.    ***

1.8.    ***

1.9.    “Brand Features” means each party’s trade names, trademarks, logos and other distinctive brand features.

1.10.    “Company Content” means any content served to End Users that is not provided by Google.

1.11.    “Confidential Information” means information disclosed by (or on behalf of) one party to the other party under this Agreement that is marked as confidential or would normally be considered confidential under the circumstances in which it is presented.  It does not include information that the recipient already knew, that becomes public through no fault of the recipient, that was independently developed by the recipient, or that was lawfully given to the recipient by a third party.

1.12.    “End Users” means individual human end users of a Site or Approved Client Application.

1.13.    “Equivalent Ads” means any third party or Company sourced advertisements that are the same as or substantially similar in nature to the AFS Ads.

1.14.     ***

1.15.    ***

Google Confidential
GoogleInc.;GoogleServicesAgreement;v2.4;August2012

The confidential portions of this exhibit have been filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request in accordance with Rule 24b-2 of the Securities and Exchange Act of 1934, as amended.
REDACTED PORTIONS OF THIS EXHIBIT ARE MARKED BY AN ***.

1.16.    “Google Program Guidelines” means the policy and implementation guidelines applicable to the Services and as provided by Google to Company from time to time.

1.17.     “Intellectual Property Rights” means all copyrights, moral rights, patent rights, trademarks, rights in or relating to Confidential Information and any other intellectual property or similar rights (registered or unregistered) throughout the world.

1.18.    “Net Ad Revenues” means, for each of the Advertising Services, for any period during the Term, Ad Revenues for that period minus the Ad Deduction (if any) for that period.

1.19.    “Request” means a request from Company or an End User (as applicable) to Google for a Search Results Set and/or an Ad Set (as applicable).

1.20.    “Results” means Search Results Sets, Search Results, Ad Sets or Ads.

1.21.    “Results Page” means any Site page that contains any Results.

1.22.    “Search Box” means a search box (or other means approved by Google) for the purpose of sending search queries to Google as part of a Request.

1.23.    ***

1.24.    “Search Result” means an individual search result provided through the applicable Search Service.

1.25.    “Search Results Set” means a set of one or more Search Results.

1.26.    “Search Services” means the search services selected on the front pages of this Agreement.

1.27.    “Services” means the Advertising Services and/or Search Services (as applicable).

1.28.    “Site(s)” means the Web site(s) located at the URL(s) listed on the front pages of this Agreement, together with the additional URL(s) approved by Google from time to time under subsection 7.3(a) below.

2.	Launch, Implementation and Maintenance of Services.

2.1.    Launch. The parties will each use reasonable efforts to launch the Services into live use within 30 days from the Effective Date. Company will not launch its implementation of the Services into live use, and this implementation will not be payable by Google, until Google has approved the implementation in writing, which approval will not be unreasonably withheld or delayed.

2.2.    Implementation and Maintenance.

(a)    For the remainder of the Term, Google will make available and Company will implement and maintain each of the Services on each of the Sites and Approved Client Applications. For clarity, Company may not implement the Services on a property that is not a Site or Approved Client Application.

(b)    Company will ensure that Company:

Google Confidential
GoogleInc.;GoogleServicesAgreement;v2.4;August2012

The confidential portions of this exhibit have been filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request in accordance with Rule 24b-2 of the Securities and Exchange Act of 1934, as amended.
REDACTED PORTIONS OF THIS EXHIBIT ARE MARKED BY AN ***.

(i)    is the technical and editorial decision maker in relation to each page, including Results Pages, and each Approved Client Application on which the Services are implemented; and

(ii)    has control over the way in which the Services are implemented on each of those pages and Approved Client Applications.

(c)    Company will ensure that the Services are implemented and maintained in accordance with:

(i)    the applicable Google Branding Guidelines;

(ii)    the applicable Google Program Guidelines;

(iii)    the mock ups and specifications for the Services included in the exhibits to this Agreement; and

(iv)    Google technical protocols (if any) and any other technical requirements and specifications applicable to the Services that are provided to Company by Google from time to time.

(d)    ***

(e)    Company will ensure that (i) every Search Query generates a WS Request, (ii) every Request is generated by a Search Query and (iii) every Request contains the Search Query that generated that Request.

(f)    Google will, upon receiving a Request sent in compliance with this Agreement, provide a Search Results Set and/or an Ad Set (as applicable) when available. Company will then display the Search Results Set and/or Ad Set (as applicable) on the applicable Site.

(g)    Company will ensure that at all times during the applicable Term, Company:

(i)    has a clearly labeled and easily accessible privacy policy in place relating to the Site(s) and Approved Client Application(s); and

(ii)    provides the End User with clear and comprehensive information about cookies and other information stored or accessed on the End User’s device in connection with the Services, including information about End Users’ options for cookie management.

(h)    Company will use commercially reasonable efforts to ensure that an End User gives consent to the storing and accessing of cookies and other information on the End User’s device in connection with the Services where such consent is required by law.

2.3.    ***.

(a)    ***

(b)    ***

(c)    ***

Google Confidential
GoogleInc.;GoogleServicesAgreement;v2.4;August2012

The confidential portions of this exhibit have been filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request in accordance with Rule 24b-2 of the Securities and Exchange Act of 1934, as amended.
REDACTED PORTIONS OF THIS EXHIBIT ARE MARKED BY AN ***.

(d)    ***

2.4.    ***

2.5.    ***

3.Policy and Compliance Obligations.

3.1.    Policy Obligations. Company will not, and will not knowingly or negligently allow any third party to:

(i)    modify, obscure or prevent the display of all, or any part of, any Results;

(j)    edit, filter, truncate, append terms to or otherwise modify any Search Query;

(k)    implement any click tracking or other monitoring of Results;

(l)    display any Results in pop-ups, pop-unders, exit windows, expanding buttons, animation or other similar methods;

(m)    interfere with the display of or frame any Results Page or any page accessed by clicking on any Results;

(n)    display any content between any Results and any page accessed by clicking on those Results or place any interstitial content immediately before any Results Page containing any Results;

(o)    enter into any type of co-branding, white labeling or sub-syndication arrangement with any third party in connection with any Results or Ad revenue;

(p)    directly or indirectly, (i) offer incentives to End Users to generate impressions, Requests or clicks on Results, (ii) fraudulently generate impressions, Requests or clicks on Results or (iii) modify impressions, Requests or clicks on Results;

(q)    “crawl”, “spider”, index or in any non-transitory manner store or cache information obtained from the Services (including Results); or

(r)    display on any Site or Approved Client Application, any content that violates or encourages conduct that would violate the Google Program Guidelines, Google technical protocols and any other technical requirements and specifications applicable to the Services that are provided to Company by Google from time to time.

3.2.    Compliance Obligations. Company will not knowingly or negligently allow any use of or access to the Services through any Site or Approved Client Application that is not in compliance with the terms of this Agreement. Company will use commercially reasonable efforts to monitor for any such access or use and will, if any such access or use is detected, take all reasonable steps requested by Google to disable this access or use. If Company is not in compliance with this Agreement at any time, Google may with notice to Company, suspend provision of all (or any part of) the applicable Services until Company implements adequate corrective modifications as reasonably required and determined by Google.

4.***

Google Confidential
GoogleInc.;GoogleServicesAgreement;v2.4;August2012

The confidential portions of this exhibit have been filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request in accordance with Rule 24b-2 of the Securities and Exchange Act of 1934, as amended.
REDACTED PORTIONS OF THIS EXHIBIT ARE MARKED BY AN ***.

5.***

6.***

7.Changes and Modifications.

7.1.    By Google. If Google modifies the Google Branding Guidelines, Google Program Guidelines, or the Google technical protocols and the modification requires action by Company, Company will take the necessary action no later than 30 days from receipt of notice from Google. Any modifications to the Google Branding Guidelines or Google Program Guidelines will be generally applied to Google’s similarly situated customers in the same region who are using the specific Service impacted by the modification.

7.2.    By Company. Company will provide Google with at least 15 days prior notice of any change in code or serving technology that could reasonably be expected to affect the delivery or display of any Results.

7.3.    Site *** List Changes.

(a)    Company may notify Google from time to time that it wishes to add or remove URL(s) to those comprising the Site(s) *** by sending notice to Google at least 45 days before Company wishes the addition or deletion to take effect. Google may approve or disapprove the request in its reasonable discretion, this approval or disapproval to be in writing.

(b)    If there is a change in control of any Site or Approved Client Application (such that the conditions set out in Section 2.2(b)(i) or 2.2(b)(ii) are not met):

(i)    Company will provide notice to Google at least 30 days before the change; and

(ii)    unless the entire Agreement is assigned to the third party controlling the Site or Approved Client Application in compliance with Section 16.3 (Assignment) below, from the date of that change in control of the Site or Approved Client Application, that Site or Approved Client Application will be treated as removed from this Agreement. Company will ensure that from that date, the Services are no longer implemented on that Site or Approved Client Application.

8.Intellectual Property. Except to the extent expressly stated otherwise in this Agreement, neither party will acquire any right, title or interest in any Intellectual Property Rights belonging to the other party, or to the other party’s licensors.

9.Brand Features.

9.1.    Google grants to Company a non-exclusive and non-sublicensable license during the Term to use the Google Brand Features solely to fulfill Company’s obligations in connection with the Services in accordance with this Agreement and the Google Branding Guidelines. Google may revoke this license at any time upon notice to Company. Any goodwill resulting from the use by Company of the Google Brand Features will belong to Google.

9.2.    Google may include Company’s Brand Features in customer lists. Google will provide Company with a sample of this usage if requested by Company.

10.	Payment.

Google Confidential
GoogleInc.;GoogleServicesAgreement;v2.4;August2012

The confidential portions of this exhibit have been filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request in accordance with Rule 24b-2 of the Securities and Exchange Act of 1934, as amended.
REDACTED PORTIONS OF THIS EXHIBIT ARE MARKED BY AN ***.

10.1.    Company Payments.

(a)    Search Services. The Search Fees owed to Google under this Agreement will be calculated using the number of Requests for Search Results Sets as reported by Google.

(b)    Offset. Google will, unless it has notified Company otherwise, offset the Search Fees payable by Company under this Agreement against Google’s payment obligations to Company under this Agreement.

(c)    Invoices. Even if the Search Fees are offset under subsection 10.1(b), Google will invoice (or send a statement of financial activity to) Company for Search Fees in the month after the Search Fees are incurred. Company will pay the invoice amount, if any, to Google within 30 days of the date of invoice.

10.2.    Google Payments.

(a)    For each applicable Advertising Service, Google will pay Company an amount equal to the Revenue Share Percentage (listed on the front pages of this Agreement) of Net Ad Revenues attributable to a calendar month. This payment will be made in the month following the calendar month in which the applicable Ads were displayed.

(b)    Google’s payments for Advertising Services under this Agreement will be based on Google’s accounting which may be filtered to exclude (i) invalid queries, impressions, conversions or clicks, and (ii) any amounts refunded to advertisers in connection with Company’s failure to comply with this Agreement, as reasonably determined by Google.

10.3.    All Payments.

(a)    As between Google and Company, Google is responsible for all taxes (if any) associated with the transactions between Google and advertisers in connection with Ads displayed on the Sites. Company is responsible for all taxes (if any) associated with the Services, other than taxes based on Google’s net income. All payments to Company from Google in relation to the Services will be treated as inclusive of tax (if applicable) and will not be adjusted. If Google is obligated to withhold any taxes from its payments to Company, Google will notify Company of this and will make the payments net of the withheld amounts. Google will provide Company with original or certified copies of tax payments (or other sufficient evidence of tax payments) if any of these payments are made by Google.

(b)    All payments due to Google or to Company will be in the currency specified in this Agreement and made by electronic transfer to the account notified to the paying party by the other party for that purpose, and the party receiving payment will be responsible for any bank charges assessed by the recipient’s bank.

(c)    In addition to other rights and remedies Google may have, Google may offset any payment obligations to Company that Google may incur under this Agreement against any product or service fees owed to Google and not yet paid by Company under this Agreement or any other agreement between Company and Google. Google may also withhold and offset against its payment obligations under this Agreement, or require Company to pay to Google within 30 days of any invoice, any amounts Google may have overpaid to Company in prior periods.

11.Warranties; Disclaimers.

Google Confidential
GoogleInc.;GoogleServicesAgreement;v2.4;August2012

The confidential portions of this exhibit have been filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request in accordance with Rule 24b-2 of the Securities and Exchange Act of 1934, as amended.
REDACTED PORTIONS OF THIS EXHIBIT ARE MARKED BY AN ***.

11.1.    Warranties. Each party warrants that (a) it has full power and authority to enter into this Agreement; and (b) entering into or performing under this Agreement will not violate any agreement it has with a third party.

11.2.    Disclaimers. Except as expressly provided for in this Agreement and to the maximum extent permitted by applicable law, NEITHER PARTY MAKES ANY WARRANTY OF ANY KIND, WHETHER IMPLIED, STATUTORY, OR OTHERWISE AND DISCLAIMS, WITHOUT LIMITATION, WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR USE, AND NONINFRINGEMENT.

12.Indemnification.

12.1.    By Company. Company will indemnify, defend, and hold harmless Google from and against all liabilities, damages, and costs (including settlement costs) arising out of a third party claim: (a) arising from any Company Content, Sites or Company Brand Features; (b) arising from Company’s breach of this Agreement; or (c) arising from any Approved Client Applications.

12.2.    By Google. Google will indemnify, defend, and hold harmless Company from and against all liabilities, damages, and costs (including settlement costs) arising out of a third party claim: (a) that Google’s technology used to provide the Services or any Google Brand Features infringe(s) or misappropriate(s) any copyright, trade secret, trademark or US patent of that third party; or (b) arising from Google’s breach of this Agreement. For purposes of clarity, Google will not have any obligations or liability under this Section 12 (Indemnification) arising from any Search Results, Ads, content appearing in Search Results or Ads, or content to which Search Results or Ads link.

12.3.    General. The party seeking indemnification will promptly notify the other party of the claim and cooperate with the other party in defending the claim. The indemnifying party has full control and authority over the defense, except that any settlement requiring the party seeking indemnification to admit liability or to pay any money will require that party’s prior written consent, such consent not to be unreasonably withheld or delayed. The other party may join in the defense with its own counsel at its own expense. THE INDEMNITIES IN SUBSECTIONS 12.1(a) and 12.2(a) ARE THE ONLY REMEDY UNDER THIS AGREEMENT FOR VIOLATION OF A THIRD PARTY’S INTELLECTUAL PROPERTY RIGHTS.

13.Limitation of Liability.

13.1.    Limitation.

(a)    NEITHER PARTY WILL BE LIABLE UNDER THIS AGREEMENT FOR LOST REVENUES OR INDIRECT, SPECIAL, INCIDENTAL, CONSEQUENTIAL, EXEMPLARY, OR PUNITIVE DAMAGES, EVEN IF THE PARTY KNEW OR SHOULD HAVE KNOWN THAT SUCH DAMAGES WERE POSSIBLE AND EVEN IF DIRECT DAMAGES DO NOT SATISFY A REMEDY.

(b)    NEITHER PARTY WILL BE LIABLE UNDER THIS AGREEMENT FOR MORE THAN THE SUM OF FEES PAID TO SUCH PARTY UNDER THIS AGREEMENT AND AD REVENUES RECEIVED AND RETAINED BY SUCH PARTY DURING THE 12 MONTHS BEFORE THE CLAIM ARISES.

13.2.    Exceptions to Limitations.  These limitations of liability do not apply to Company’s breach of Section 4 (Conflicting Services), breaches of confidentiality obligations contained in this Agreement,

Google Confidential
GoogleInc.;GoogleServicesAgreement;v2.4;August2012

The confidential portions of this exhibit have been filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request in accordance with Rule 24b-2 of the Securities and Exchange Act of 1934, as amended.
REDACTED PORTIONS OF THIS EXHIBIT ARE MARKED BY AN ***.

violations of a party’s Intellectual Property Rights by the other party, or indemnification obligations contained in this Agreement.

14.Confidentiality; PR.

14.1.    Confidentiality. The recipient of any Confidential Information will not disclose that Confidential Information, except to Affiliates, employees, and/or agents who need to know it and who have agreed in writing to keep it confidential. The recipient will ensure that those people and entities use Confidential Information only to exercise rights and fulfill obligations under this Agreement and keep the Confidential Information confidential.  The recipient may also disclose Confidential Information when required by law after giving the discloser reasonable notice and the opportunity to seek confidential treatment, a protective order or similar remedies or relief prior to disclosure. ***

14.2.    Exceptions. Notwithstanding Section 14.1 (Confidentiality), Google may (a) inform advertisers of Company’s participation in the Google AdSense Program; and (b) share with advertisers Site-specific statistics, the Site URL, and related information collected by Google through its provision of the Advertising Service to Company. Disclosure of information by Google under this subsection 14.2 will be subject to the terms of the Google Privacy Policy located at the following URL: http://www.google.com/privacypolicy.html (or a different URL Google may provide to Company from time to time).

14.3.    PR. Neither party will issue any public statement regarding this Agreement without the other party’s prior written approval.

15.Term and Termination.

15.1.    Term. The term of this Agreement is the Term stated on the front pages of this Agreement, unless earlier terminated as provided in this Agreement.

15.2.    Termination.

(a)    Either party may terminate this Agreement with notice if the other party is in material breach of this Agreement:

(i)    where the breach is incapable of remedy;

(ii)    where the breach is capable of remedy and the party in breach fails to remedy that breach within 30 days after receiving notice from the other party; or

(iii)    more than twice even if the previous breaches were remedied.

(b)    ***

(c)    Google reserves the right to suspend or terminate Company’s use of any Services that are alleged or reasonably believed by Google to infringe or violate a third party right. If any suspension of a Service under this subsection 15.2(c) continues for more than 6 months, Company may immediately terminate this Agreement upon notice to Google.

(d)    Google may terminate this Agreement, or the provision of any Service, immediately with notice if pornographic content that is illegal under U.S. law is displayed on any Site.

Google Confidential
GoogleInc.;GoogleServicesAgreement;v2.4;August2012

The confidential portions of this exhibit have been filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request in accordance with Rule 24b-2 of the Securities and Exchange Act of 1934, as amended.
REDACTED PORTIONS OF THIS EXHIBIT ARE MARKED BY AN ***.

(e)    Upon the expiration or termination of this Agreement for any reason:

(i)    all rights and licenses granted by each party will cease immediately; and

(ii)    if requested, each party will use commercially reasonable efforts to promptly return to the other party, or destroy and certify the destruction of, all Confidential Information disclosed to it by the other party.

16.Miscellaneous.

16.1.    Compliance with Laws. Each party will comply with all applicable laws, rules, and regulations in fulfilling its obligations under this Agreement.

16.2.    Notices. All notices will be in writing and addressed to the attention of the other party's Legal Department and primary point of contact.  Notice will be deemed given (a) when verified by written receipt if sent by personal courier, overnight courier, or mail; or (b) when verified by automated receipt or electronic logs if sent by facsimile or email.

16.3.    Assignment. Neither party may assign or transfer any part of this Agreement without the written consent of the other party, except to an Affiliate but only if (a) the assignee agrees in writing to be bound by the terms of this Agreement and (b) the assigning party remains liable for obligations under this Agreement.  Any other attempt to transfer or assign is void.

16.4.    Change of Control. Upon the earlier of (i) entering into an agreement providing for a Change of Control (as defined below), (ii) the board of directors of a party recommending its shareholders approve a Change of Control, or (iii) the occurrence of a Change of Control (each, a “Change of Control Event”), the party experiencing the Change of Control Event will provide notice to the other party promptly, but no later than 3 days, after the occurrence of the Change of Control Event. The other party may terminate this Agreement by sending notice to the party experiencing the Change of Control Event and the termination will be effective upon the earlier of delivery of the termination notice or 3 days after the occurrence of the Change of Control Event. ***

16.5.    Governing Law. This Agreement is governed by California law, excluding California’s choice of law rules.  FOR ANY DISPUTE ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE PARTIES CONSENT TO PERSONAL JURISDICTION IN, AND THE EXCLUSIVE VENUE OF, THE COURTS IN SANTA CLARA COUNTY, CALIFORNIA.

16.6.    Equitable Relief. Nothing in this Agreement will limit either party’s ability to seek equitable relief.

16.7.    Entire Agreement; Amendments. This Agreement is the parties’ entire agreement relating to its subject and supersedes any prior or contemporaneous agreements on that subject. Any amendment must be in writing signed (including by electronic signature) by both parties and expressly state that it is amending this Agreement.

16.8.    No Waiver. Failure to enforce any provision will not constitute a waiver.

16.9.    Severability. If any provision of this Agreement is found unenforceable, the balance of this Agreement will remain in full force and effect.

Google Confidential
GoogleInc.;GoogleServicesAgreement;v2.4;August2012

The confidential portions of this exhibit have been filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request in accordance with Rule 24b-2 of the Securities and Exchange Act of 1934, as amended.
REDACTED PORTIONS OF THIS EXHIBIT ARE MARKED BY AN ***.

16.10.    Survival. The following sections of this Agreement will survive any expiration or termination of this Agreement: 8 (Intellectual Property), 12 (Indemnification), 13 (Limitation of Liability), 14 (Confidentiality; PR) and 16 (Miscellaneous).

16.11.    Independent Contractors. The parties are independent contractors and this Agreement does not create an agency, partnership, or joint venture.

16.12.    No Third Party Beneficiaries. There are no third-party beneficiaries to this Agreement.

16.13.    Force Majeure. Neither party will be liable for inadequate performance to the extent caused by a condition (for example, natural disaster, act of war or terrorism, riot, labor condition, governmental action, and Internet disturbance) that was beyond the party’s reasonable control.

16.14.    Counterparts. The parties may execute this Agreement in counterparts, including facsimile, PDF or other electronic copies, which taken together will constitute one instrument.

Signed:

Google	Company
By: 2013.01 /s/ Nikesh Arora	By: /s/ Rich Howe
Print Name: Nikesh Arora	Print Name: Rich Howe
Title: President, Global Sales and Business Development Group, Google, Inc.	Title: Chairman/CEO
Date:	Date:

Google Confidential
GoogleInc.;GoogleServicesAgreement;v2.4;August2012

The confidential portions of this exhibit have been filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request in accordance with Rule 24b-2 of the Securities and Exchange Act of 1934, as amended.
REDACTED PORTIONS OF THIS EXHIBIT ARE MARKED BY AN ***.

EXHIBIT A

AFS Revenue Share Percentage

***.

Google Confidential
GoogleInc.;GoogleServicesAgreement;v2.4;August2012

The confidential portions of this exhibit have been filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request in accordance with Rule 24b-2 of the Securities and Exchange Act of 1934, as amended.
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EXHIBIT B

Alternative Search Queries

***
The text redacted from this Exhibit constituted three pages.

Google Confidential
GoogleInc.;GoogleServicesAgreement;v2.4;August2012

The confidential portions of this exhibit have been filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request in accordance with Rule 24b-2 of the Securities and Exchange Act of 1934, as amended.
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EXHIBIT C

Client Application Guidelines

***

The text redacted from this Exhibit constituted six pages.

Google Confidential
GoogleInc.;GoogleServicesAgreement;v2.4;August2012

The confidential portions of this exhibit have been filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request in accordance with Rule 24b-2 of the Securities and Exchange Act of 1934, as amended.
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APPENDIX A

***

Google Confidential
GoogleInc.;GoogleServicesAgreement;v2.4;August2012

The confidential portions of this exhibit have been filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request in accordance with Rule 24b-2 of the Securities and Exchange Act of 1934, as amended.
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APPENDIX B

***

Google Confidential
GoogleInc.;GoogleServicesAgreement;v2.4;August2012

The confidential portions of this exhibit have been filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request in accordance with Rule 24b-2 of the Securities and Exchange Act of 1934, as amended.
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APPENDIX C-1

***

Google Confidential
GoogleInc.;GoogleServicesAgreement;v2.4;August2012

The confidential portions of this exhibit have been filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request in accordance with Rule 24b-2 of the Securities and Exchange Act of 1934, as amended.
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APPENDIX C-2

***

Google Confidential
GoogleInc.;GoogleServicesAgreement;v2.4;August2012

The confidential portions of this exhibit have been filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request in accordance with Rule 24b-2 of the Securities and Exchange Act of 1934, as amended.
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EXHIBIT D

***

Google Confidential
GoogleInc.;GoogleServicesAgreement;v2.4;August2012

The confidential portions of this exhibit have been filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request in accordance with Rule 24b-2 of the Securities and Exchange Act of 1934, as amended.
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EXHIBIT E

***

Google Confidential
GoogleInc.;GoogleServicesAgreement;v2.4;August2012

The confidential portions of this exhibit have been filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request in accordance with Rule 24b-2 of the Securities and Exchange Act of 1934, as amended.
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EXHIBIT F

***

Google Confidential
GoogleInc.;GoogleServicesAgreement;v2.4;August2012

The confidential portions of this exhibit have been filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request in accordance with Rule 24b-2 of the Securities and Exchange Act of 1934, as amended.
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EXHIBIT G

***

Google Confidential
GoogleInc.;GoogleServicesAgreement;v2.4;August2012

The confidential portions of this exhibit have been filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request in accordance with Rule 24b-2 of the Securities and Exchange Act of 1934, as amended.
REDACTED PORTIONS OF THIS EXHIBIT ARE MARKED BY AN ***.

EXHIBIT H

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Google Confidential
GoogleInc.;GoogleServicesAgreement;v2.4;August2012